UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

ASP Isotopes Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Ross Avenue, Suite 4575E Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 756-2245

601 Pennsylvania Avenue NW, South Building, Suite 900

Washington, DC 20004

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K is being filed in connection with the completion, on January 6, 2026 (the “Closing Date”), of the previously announced acquisition (the “Transaction”) contemplated by the firm intention letter agreement, dated May 20, 2025 (the “Agreement”), by and between ASP Isotopes Inc. (the “Company” or “ASP Isotopes”) and Renergen Limited, a public company incorporated under the laws of the Republic of South Africa focused on production of liquefied helium (LHe) and liquefied natural gas (LNG) (“Renergen”), pursuant to which, subject to the terms and conditions thereof, ASP Isotopes  acquired all of the issued ordinary shares of Renergen (“Renergen Ordinary Shares”), in exchange for shares of ASP Isotopes common stock, par value $0.01 per share (the “Company Common Stock”), through the implementation of a scheme of arrangement (the “Scheme”) in accordance with Sections 114 and 115 of the South African Companies Act, No. 71 of 2008.

On the Closing Date, ASP Isotopes acquired all of the issued Renergen Ordinary Shares from Renergen shareholders in exchange for shares of Company Common Stock at an exchange ratio of 0.09196 shares of Company Common Stock for each Renergen Ordinary Share (the “Consideration Shares”) through the implementation of the Scheme, resulting in the issuance of an aggregate of 14,270,000 Consideration Shares.  Any entitlements to fractions of shares of Company Common Stock that otherwise would be issuable pursuant to the Scheme were rounded to the nearest whole number of shares and a cash payment was made for any fractional shares resulting from such rounding.  As a result of the Transaction, Renergen became a direct, wholly owned subsidiary of ASP Isotopes.

In connection with the Transaction, Renergen Ordinary Shares will be delisted from the Johannesburg Stock Exchange (the “JSE”), the Australian Securities Exchange and A2X.  The Company Common Stock continues to be listed on The Nasdaq Global Market and on the JSE.

In addition, on the Closing Date, Stefano Marani, the Chief Executive Officer of Renergen, has been appointed as the President, Electronics and Space, of the Company, and Nick Mitchell, the Chief Operating Officer of Renergen, has been appointed Co-Chief Operating Officer of the Company.

The foregoing description of the Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Joint Firm Intention Announcement, dated May 20, 2025, announcing the execution of the Agreement and the Transaction, which are incorporated herein by reference to Exhibit 2.1 and Exhibit 99.3, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on May 20, 2025.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of Consideration Shares described above was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Rule 802 promulgated under the Securities Act. At the commencement of the Transaction, Renergen was a “foreign private issuer,” as that term is defined in Rule 405 under the Securities Act, and U.S. shareholders held less than 10% of the issued Renergen Ordinary Shares.  U.S. holders of Renergen Ordinary Shares were permitted to participate in the Transaction on terms at least as favorable as those offered in any other jurisdiction.  All informational documents provided to Renergen shareholders in connection with the Transaction were furnished, in English, to the SEC on Form CB by the first business day after publication or dissemination and were disseminated, in English, to U.S. shareholders on a comparable basis to that provided to shareholders in South Africa. Any information relating to the Transaction that Renergen or the Company has disseminated to stockholders located outside the U.S. has been disseminated in the U.S. in a manner reasonably calculated to inform U.S. holders of the offer. Finally, the legend required by Rule 802(b) under the Securities Act has been included as required in the informational documents regarding the Transaction disseminated to U.S. holders.

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Item 8.01. Other Events.

On January 7, 2026, the Company issued a press release announcing the completion of the Transaction. The full text of the press release, a copy of which is attached hereto as Exhibit 99.2, is incorporated herein by reference.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to, risks related to: (i) integration of the Company’s and Renergen’s businesses and the ability to recognize the anticipated synergies and benefits of the Transaction; (ii) disruption from the acquisition of Renergen making it more difficult to maintain business and operational relationships; (iii) the negative effects of the Transaction on the market price of the Company’s securities; (iv) significant transaction costs and unknown liabilities; (v) litigation or regulatory actions related to the acquisition of Renergen; (vi) the Company’s inability to adequately protect its intellectual property; (vii) the Company’s inability to manage growth; and (viii) such other factors as are set forth in the periodic reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this report are made only as of the date of this report, and except as otherwise required by applicable securities law, the Company assumes no obligation, nor does the Company intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The financial statements required by Item 9.01(a) of Form 8-K are not included in this Current Report. The Company intends to file these financial statements by amendment within the timeframe permitted by Item 9.01(a).

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is not included in this Current Report. The Company intends to file this pro forma information by amendment within the timeframe permitted by Item 9.01(b).

(d) Exhibits.

Exhibit No.	Description
2.1

Firm Intention Letter Agreement, dated May 20,2025, by and between ASP Isotopes Inc. and Renergen Limited (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of ASP Isotopes Inc., filed with the SEC on May 20,2025).

99.1	Joint Firm Intention Announcement, dated May 20,2025 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of ASP Isotopes Inc., filed with the SEC on May 20,2025).
99.2	Press release of ASP Isotopes Inc., dated January 7, 2026.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: January 7, 2026	By:	/s/ Donald G. Ainscow
	Name:	Donald G. Ainscow
	Title:	Executive Vice President, General Counsel and Secretary

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